Exhibit 99.2

2019 Full Year Results Presentation GERRY SPINDLER Managing Director and CEO AYTEN SARIDAS Group Chief Financial Officer (All units in USD, unless otherwise noted) 25 February 2020

# FY19 Safety Performance

Our commitment to maintain a healthy and safe workplace is our number one priority. We safeguard our employees by providing appropriate training in best practice procedures, robust monitoring systems and safe working environments

## Australian Operations (TRIFR)[a]



12.0
10.0
8.0
6.0
4.0
2.0
0.0
Jan-18 Mar-18 May-18 Jul-18 Sep-18 Nov-18 Jan-19 Mar-19 May-19 Jul-19 Sep-19 Nov-19
Australian Operations (TRIFR)
Industry Average

## US Operations (TRIR)[b]



3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
Jan-18 Mar-18 May-18 Jul-18 Sep-18 Nov-18 Jan-19 Mar-19 May-19 Jul-19 Sep-19 Nov-19
US Operations (TRIR)
Industry Average

Coronado

a. Total Recordable Injury Frequency Rate (TRIFR), is the number of fatalities, lost time injuries, cases or substitute work and other injuries requiring medical treatment per million man hours worked on a rolling 12 months basis

b. Total recordable incident rate (TRIR) It is a mathematical computation that takes into account how many OSHA recordable incidents your company has per number of hours worked on a rolling 12 months basis

FY19 Results Presentation 2

FY19 HIGHLIGHTS GERRY SPINDLER MANAGING DIRECTOR AND CEO HY19 Results Presentation 3

FY19 Highlights(1),(a) Financial performance • Reported FY19 Net Income of $305.5 million, up $190.9 million (166.6%) compared to FY18 and up $136.6 million (80.9%) compared to proforma FY18 of $168.9 million Adjusted EBITDAb of $634.2m, up 5.9% compared to FY18 of $598.6 million Group mining cost of $51.8 per tonne, 8.2% less than FY18 as a result of operational improvements and higher production volume Revenue of $2,215.8 million was marginally below FY18 due to a weaker metallurgical coal market during the second half of FY19 Net debt position of $303.4 million as at 31 December 2019, comprising $26.6 million of cash and $330.0 million of debt • • • • Operational performance • ROM production of 30.8 Mt, up 0.2% compared to FY18. Further 6.4% improvement in dragline efficiency at Curragh during FY19, on top of the 8.1% improvement in FY18 Saleable production of 20.2 Mt, inline with FY18 Sales volumes of 19.9 Mt, marginally lower than FY18 as a result of increased inventory at US operations Group realised metallurgical pricing of $128.8 per tonne, down 3.4% compared to FY18, as a result of soft market conditions Logan has successfully commenced three new mining sources during FY19 resulting in increased metallurgical coal production • • • • FY19 Results Presentation 4 a. All tonnages through this presentation are expressed in metric tonnes. All amounts quoted throughout this presentation are in US$ unless otherwise stated. FY18 values are quoted on a Pro-forma basis throughout this presentation unless otherwise stated. Number footnotes throughout this presentation are presented on slide 37 of this document All reference to ‘EBITDA’ means EBITDA adjusted for FX and non-recurring items b.

FY19 Highlights (Cont.) Distributions •Declared a final fully franked dividend of 2.5 cents per CDI (USD) •Paid $720.1 million in distribution since IPO in October 2018 FY19 Achievements • • • • Develop an accelerated mine expansion plan for Curragh Secure rail and port infrastructure to support the expansion and planned blending operations Create the debt capacity to support the expansion and underpin our distribution strategy Expand metallurgical coal production and closed the only dedicated thermal coal mine in the Company Corporate • Successfully executed the New Coal Supply Agreement with Stanwell Corporation which completes the acquisition of Stanwell Reserved Area Curragh’s new three-year employee Enterprise Agreement approved by Fair Work Australia and now in effect Credit approved offers received to increase the Syndicated Facility Agreement (SFA) by $200 million to $550 million and to extend the term to February 2023 Awarded Thiess a six-year contract to provide mining services at Curragh’s northern mine • • • FY19 Results Presentation 5

Reserves & Resources (Mt)2 All operating assets have a minimum life greater than 20 years Reserves and Resources (Mt) as 31 December 20192 3,000 1,200 2,497 2,500 936 1,000 2,000 800 1,500 600 1,000 400 201 171 145 500 200 0 0 Group Curragh Buchanan Logan Greenbrier PSF Other Reserves Resources FY19 Results Presentation 6 1,032 493495 295 240248 176 4485

Group Operational Performance Increased metallurgical coal production at Curragh during FY19 ROM Production (Mt) Export Ratio (%) FY18 FY19 40 30.7 30.8 24.1% 27.5% 16.4 20 15.4 75.9% 72.5% 0 Export Domestic Curragh Buchanan Logan FY18FY19 Greenbrier Group Saleable Metallurgical Production (Mt) Revenue Split (%) 20 FY18 FY19 17.0 16.7 6.6% 8.7% 10 2.7 2.7 91.3% 93.4% 0 Metallurgical Thermal FY19 Results Presentation Curragh Buchanan Logan Greenbrier Group 7 FY18FY19 8.79.2 4.74.5 0.60.6 7.26.97.06.6 1.10.9

FY19 FINANCIAL PERFORMANCE AYTEN SARIDAS GROUP CHIEF FINANCIAL OFFICER

FY19 financial metrics Improved cost performance increases profitability despite weak market conditions in the second half FY19 FY18 Variance FY19 Results Presentation 9 Group Metallurgical Realised Price$128.8/t$133.3/t$4.5/t Reduction in Group Metallurgical Realised Price was due to a 33.8% fall in the benchmark hard coking coal index in H2 Group Mining Cost per tonne sold$51.8/t$56.4/t$4.6/t Effective Tax Rate27.3%39.6%12.3% EBITDA$634.2m$598.6m$35.6m Increased FY19 EBITDA was underpinned by a cost reduction of $4.6 per tonne driven by improved operational efficiencies as well as favorable exchange rate conversion at the Australian operation Net Income (Statutory)$305.5m$114.6m$190.9m Net Income (Proforma)$305.5m$168.9m$136.6m Production20.2Mt20.2Mt0.0Mt Weak demand from Europe & Brazil steel producers and the import tariffs on US coal Sales into China resulted in a decline in sales volume and increased inventory at US Operations Sales Volumes19.9Mt20.1Mt0.2Mt Revenue$2,215.8m$2,297.0m$81.2m

Revenue performance Improved product mix with higher proportion of metallurgical coal sold underpins revenue performance “Group sales volumes decreased 1.0% compared to FY18, as a result of weak demand for US metallurgical coal exports. However, Curragh’s sales volume increased by 6.3% to 12.8 Mt driven by strong FY19 production” “Revenue of $2,215.8 million was moderately in line with FY18 as a result of an increase in metallurgical coal volume, offset by a weak metallurgical coal market in the second half of FY19” Revenue (US$m) Sales Volume (Mt) 25 2,500 2,297 2,216 20.1 19.9 20 2,000 15 1,500 12.0 10 1,000 5 500 289 235 0 0 Curragh Buchanan Logan Greenbrier Group Curragh BuchananLogan Greenbrier Group FY18FY19 FY18FY19 FY19 Results Presentation 10 12.8 4.8 4.2 2.62.5 0.70.4 1,482 1,466 510 405 7055

Realised pricing Metallurgical coal production continues to increase as three new sources of production at Logan ramp up “Metallurgical coal mix improved as a result of new sources of production at Logan ramping up and higher sales volumes at Curragh. Thermal coal production reduced further as mining at Toney Fork open cut was closed” Group Sales Mix “Higher metallurgical coal mix resulted in realised pricing being partly insulated as the benchmark indexes reduced by 33.8% during the second half FY19” Metallurgical coal realised price (US$/t) 160 240 154.6 150 220 FY18 FY19 140 200 128.8 21.5% 130 21.2% 180 120 160 110 140 100 120 78.5% 78.8% 90 100 80 80 Metallurgical Coal Thermal Coal Australian Operations US Operations (FOR) Group (FOB /FOR) (FOB) FY18FY19 12 Month Prem LV HCC Price (FOB Aus) (RHS) FY19 Results Presentation 11 140.4 133.3 111.3 107.0

FY19 EBITDA Continued focus on cost management underpins EBITDA growth in FY19 lower contingent royalties FY19 Results Presentation 12 Royalties decreased primarily due to FY19 Coal Price impacted by the decline in the benchmark hard coking coal index in H2 Sales volumes were impacted by the closure of thermal coal operations at Toney Fork (Logan Complex) and increase in inventory at Buchanan in H2 Cost of Coal Revenues positively impacted improved by operational efficiencies and favorable FX rate translation for Australian Operations

Segment performance Strong performance at Curragh & Buchanan anchor Coronado’s FY19 EBITDA performance Greenbrier Curragh Buchanan Logan 500 500 500 500 EBITDA (US$m): 421.7 250 250 250 250 212.5 185.6 70.3 (7.3) (1.4) 0 0 0 0 FY18 FY19 FY18 FY19 FY18 FY19 FY18 FY19 - 45.9% 24.4% EBITDA Margin (%): 28.7% by $38.4m, -25•0 • EBITDA decline was primarily driven by lower sales, impacted by China tariffs and softer market conditions Operating costs per tonne sold declined 15.3% providing a positive EBITDA benefit • EBITDA increased driven by strong EBITDA decreased by $5.9 million compared to FY18 Decrease in EBITDA was driven by lower sales volume and higher operating costs per tonne sold • EBITDA increase of $42.7 million drive by higher sales volume and lower operating costs Performance drivers: pricing and increase in metallurgical sales The increase in EBITDA • • • was • $735.9 million in EBITDA partially offset by operating costs an increase in generated since acquisition on 29 March 2018 13 FY19 Results Presentation 31.9 379 Australian Operations 66% EBITDA US Operations 33% EBITDA

Mining cost analysis3 8.2% decrease in Group mining cost driven by operational efficiencies at Curragh and extended holiday shutdown at Buchanan to manage inventories FY19 Mining Costa Curve (US$/t) FY18 Mining Costa Curve (US$/t) 140 140 122.8 Group mining cost = $51.8/t Group mining cost= $56.4/t 120 120 97.8 100 100 80 80 60 60 40 40 20 20 0 0 Curragh Buchanan Logan Greenbrier WAC Curragh Buchanan Logan Greenbrier WAC FY19 Results Presentation 14 a. Mining costs are calculated on the basis of Cost of Coal Revenues divided by Total Sales Volume 8.2% Reduction 61.6 69.8 52.9 52.3 75.9 44.5

Cash flows and Balance Sheet Strong operating cash flows underpin robust balance sheet and supports corporate initiatives 900 600 300 0 Opening Balance 31 Dec 2018 Operating Cash Flow Capex Borrowings Dividends Capital Return Repayment of Liabilities Other Closing Balance 31 December 2019 FY19 Results Presentation 15 a.‘Remaining Operating Cash Flow’ is calculated using the following formula; Operating Cash Flow less Capex add Borrowings less Dividends less Capital Return 124.9 1.4 26.6 169.2 #2 474.2 408.0 #1 477.4 183.3 288.0 #3 #1Operating Cash Flow (US$m) #2 Use of DebtDividend Funding #3 Sources and Uses of Funds (US$m)a Proceeds (US$m)(US$m) DividendCash Debt 4.3 Repayment of Liabilities ($169.2m) 1.315.0 500.1 124.9 477.4 28.0 OpeningRemainingInterestRepayment ofLeasesVSMRemaining Balance Operating Cash Borrowings Operating Cash Net Operating CashflowsWorking CapitalOperating Cash Flow 474 148.6 72.3 22.7 474 222

# Underlying Net Income After Tax[4]

Stronger underlying net income after tax of $305.5m, up 45.9% from FY18

| | FY19 | FY18 Statutory | FY18 Pro Forma | Variance Pro Forma |
|---|---|---|---|---|
| **Net Income** | **305.5** | **114.6** | **168.9** | **136.6** |
| Add back: | | | | |
| Curragh Acquisition Cost | - | 6.4 | | |
| FX Swap | - | 11.0 | | |
| Landholder (Stamp) Duty | - | 33.0 | | |
| Loss on Debt Extinguishment | - | 40.7 | | |
| Non Cash Tax restructure adjustment | - | 40.5 | 40.5 | (40.5) |
| **Underlying Net Income** | **305.5** | **246.1** | **209.4** | **96.1** |

Net Income was positively impacted by mining costs pet tonne sold declining by 8.2% compared to FY18

Effective tax rate on a Statutory basis for FY19 was 27.3%, 12.3% lower compared to FY18 of 39.6%. Improved tax rate is a result of no 'one-off' tax adjustments for FY19

Net Income on an underlying basis increased by 41.5%, compared to FY18 Underlying Net Income of $209.4 million

a. Net Income and Underlying Net Income is provided on a Pro-forma basis

Coronado

FY19 Results Presentation 16

# Shareholder returns

Strong operating performance and balance sheet underpins shareholder returns

## Dividend & Capital Return Profile

Distribution of $0.025 per CDI

- Fully franked final dividend of 2.5 cents per CDI (USD) ($25.0 million)
- Total Distribution of ~$720.1m since IPO

Total Investment Returns

- Estimated total investment return of ~ 27% for IPO investors

Total Investment Returns

- **All shareholders ensure W8BNE forms are completed to minimise US withholding tax**

## EV/EBITDA[6]



4
2
0
3.3x
2.8x
FY18
FY19

## Investment Return[7]



40%
20%
0%
~12%
~27%
~22%
~32%
Prospectus Forecast
Prospectus Actual
FY19 Forecast
FY19 Actual

Coronado

a. Forecast gearing ratio is calculate from the mid-point FY19 forecast EBITDA of $772m divided by the forecast debt of $300m to fund the capital return.

FY19 Results Presentation 17

Sustainability Steel is a fundamental pillar of economic growth and metallurgical coal is essential to steel production 2019 Sustainability Overview Environmental •We take our environmental obligations seriously and see good environmental management as a way to improve our business performance and ensure the long term sustainability of our operations Community Engagement •Engagement and cooperation with the communities in which Coronado operates is a key enabler to being a safe, reliable and environmentally conscious business Financial •Coronado’s strong financial performance and robust balance sheet provides a foundation for sustained economic growth •Maintaining access to capital markets is fundamental to achieving that goal Transparent & Ethical Business Practices •Coronado engages with all stakeholders in a open, transparent and ethical manner FY19 Results Presentation 18

OPERATIONAL UPDATE GERRY SPINDLER MANAGING DIRECTOR AND CEO 19

Metallurgical coal market Spot pricing for seaborne metallurgical coal showing signs of recovery from 2019 lows of $130 per tonne Seaborne Price (US$/t)a Key Market Points 300 impacted short term steel demand in 250 steel demand will recovery 200 150 100 50 Jan-18 Jun-18 Nov-18 Apr-19 Sep-19 Feb-20 Prem LV HCC (FOB AUS) High Vol A (FOB US) LV PCI (FOB AUS) FY19 Results Presentation 20 a. S&P Platts publish prices relating to the Prem LV HCC (FOB AUD), High Vol A (FOB US) and LV PCI (FOB AUS) indexes Indian steel production is expected to continue expand through 2020 underpinning additional demand of Australian metallurgical coal Japan, South Korea and Taiwan have experienced a reduction in real steel demand which has resulted in lower blast furnace utilization rates Phase I of the trade deal between China and US has been agreed. Buyers of US metallurgical coal can apply for tariff exemptions commencing 2nd March Import restrictions on Australian coal relaxed somewhat, before the impact of the Coronavirus. Supply of Australian metallurgical coal remains in tight supply following recent weather and production impacts in Queensland The coronavirus is forecast to China. A stimulus package is expected to be implemented once the outbreak is contained. It is expect Steel market weakness in Europe and Brazil continues to be driven by structural economic issues with no imminent recovery in blast furnace production

Australian Operational Review Operational improvements and increased sales underpin FY19 financial performance Operational Highlights Metallurgical Coal Production (Mt) 10 • Improved dragline performance increased ROM coal production to 30.8 Mt, up 6.4% compared to FY18 Increase in CHPP operating hours resulted in saleable production of 12.5 Mt, an increase of 3.2% compared to FY18 Sales volumes of 12.8 Mt, up 6.3% compared to FY18 driven by improved infrastructure availability and increased production Marginal increase in thermal coal production in the second half of FY19 due to an increase in the availability of thermal coal feeds • 5 • • 0 FY18 FY19 Production Mix (%) Export Metallurgical Coal Sales Mix (%) FY19 FY18 FY19 FY18 26% 28% 36% 38% 51% 48% 72% 74% 13% 14% Metallurgical Thermal FY19 Results Presentation 21 HCC SCC PCI 9.2 8.7

# US Operational Review

New sources of production at Logan increase metallurgical coal product mix

## Operational Highlights

- Buchanan received safety award "Best Large Deep Mine in the State of Virginia" by the Department of Mines Minerals and Energy in June
- Logan mine reconfiguration resulted in new production sources of higher quality metallurgical coal
- Production at Buchanan was reduced during the H2FY19 to limit significant buildup of inventory
- Thermal coal production at Toney Fork open cut was closed
- Adverse geological conditions impacted Greenbrier's production in H2FY19

## Total Metallurgical Coal Production (Mt)



10.0
5.0
0.0
4.7
4.5
2.7
2.7
0.6
0.6
8.0
7.8
Buchanan
Logan
Greenbrier
US Ops
FY18
FY19

## Metallurgical Production Mix (%)



FY18
FY19
7%
27%
66%
7%
29%
65%
Low Vol
High Vol
Mid Vol

## Export Sales Ratio[8] (%)



FY18
FY19
35%
65%
26%
74%
Export
Domestic

Coronado
FY19 Results Presentation 22

CURRAGH MINE ACCELERATED EXPANSION PLAN GERRY SPINDLER MANAGING DIRECTOR AND CEO HY19 Results Presentation 23

Saleable Production Uplift Deliver an additional 6 Mt over the forecast period Estimated Production Profile (Mt)a 16 15.0 14.9 14.8 14 12.5 12 10 8 FY19 FY20F FY21F Expansion FY22F Actual FY23F Prospectus Guidance FY19 Results Presentation 24 a. FY19 to FY23 reflects prospectus guidance issued to the market at the time of the IPO Infrastructure capacity is now in place to underpin the growth Growth in production is a result of debottlenecking plant and infrastructure capacity 2.0 2.1 1.9 12.8 12.9 12.9 12.9 The expansion is set to deliver an additional 6 Mt from over the forecast period

Infrastructure Overview Coronado is on track to deliver the Curragh expansion Mining • Increase truck & shovel capacity at Curragh East to increase ROM production (2021) • Improve stacking infrastructure (STUDY PHASE) Transportation • A long-term port solution post 2022 is currently being negotiated with port operators (ON GOING) FY19 Results Presentation 25 •Optimised mine plan to integrate the SRA into Curragh North. (COMPLETED) •Curragh East boxcut for K and L pits (2021) •Improved efficiency in the plant to improve operating hours (COMPLETED) •Upgrade train loadout system to reduce train load time (COMPLETED) Processing•Integration of intermediate circuit in CHPP (STUDY PHASE) •Automated train loadout system (STUDY PHASE) •Additional haulage capacity contract from Aurizon Operations Pty Limited and Pacific National Pty Ltd (COMPLETED) •Agreed a Substitute Shipper Deed with a WICET shareholder for 1.6 Mt of additional port capacity to June 2022 (COMPLETED) Shipping

Curragh Cost Profile Potential to deliver ~10% reduction in FOB costs over the forecast period to drive higher margins Estimated FOB Cost Profile (US$/t)a 100 $78 - $89 90 $72 - $83 80 70 60 50 40 30 20 FY19 FY20F FY21F FY22F FY23F FOB Cost per tonne guidance FY19 Results Presentation 26 a. FY19 to FY23 reflects prospectus guidance issued to the market at the time of the IPO Forecast margin expansion driven by the potential FOB cos reduction over the forecast period Incremental growth benefits tiered rebate structure driving a reduction in FOB cash costs $81.6 $75 - $85$74 - $84 Sustainable production supply profiting from a unique cost structure

Capital Cost Comparison Accelerated expansion plan remains highly compelling on installed capacity basis Capital Cost per Installed Capacity (US$/t)9 200 154 153 100 0 Warrior Riversdale Arch Curragh BMA FY19 Results Presentation 27 a. Source: Company reports and disclosures 130 ~50 - 55 45

MARKETING GERRY SPINDLER MANAGING DIRECTOR AND CEO HY19 Results Presentation 28

Marketing Capabilities Coronado is strategically positioned with an extensive global network of tier one customers Coronado’s Marketing Flow Marketing Capabilities Europe China Japan India South Korea Key Export Destination Brazil FY19 Results Presentation 29 The US Operations and Australian Operations have a strategic position in infrastructure capability. This strategic position to capatialise on blending opportunities which enhances value during all points of the commodity cycle Coronado has a reputation as a reliable and flexible metallurgical coal supplier with a portfolio of high quality metallurgical coal products. This translate to robust offtake agreements with domestic US and International steel customers Coronado has a dedicated global marketing team that generates direct sales for all of Coronado’s metallurgical coal. Coronado has contracts with tier 1 steel mills in all markets providing a competitive advantage to leverage off existing relationships to further add value through blending opportunities

# 2020 Marketing

Increased domestic US sales in 2020 underpin operating cash flows

## 2020 Metallurgical Pricing Breakdown



100%
50%
0%
5%
77%
18%
62%
38%
Australian Operations
US Operations
Fixed
Index
Spot

## 2020 US Operations Export / Domestic Analysis



FY19
FY20
26%
74%
26%
74%
Export
Domestic

## 2020 Marketing Comments

| | |
|---|---|
| US Domestic sales are expected to remain constant in 2020 | US Operations have entered in to a combination of fixed and spot pricing for Low Vol, High Vol and Mid Vol products |
| Confirmed US Domestic Pricing:<br>**3.1 Mt at VWAP $109.2 per tonne (FOR) has been agreed for 2020** | Australian Operations will continue to export all products on a rolling lagging 3-month index linked basis |
| Australian Operations product mix is forecasted to be in line with FY19 | Technical work continuing to establishing marketing channels in India for US Coal<br><br>Australian blending operation continues to ramp up. **Expected 0.5 Mt of additional sales** |

Coronado

FY19 Results Presentation 30

OUTLOOK GERRY SPINDLER MANAGING DIRECTOR AND CEO HY19 Results Presentation 31

# Investment Proposition

Coronado has delivered significant value to shareholders since listing in October 2018

## Strong Foundations

### Robust Balance Sheet ($m)


$26
$246.3m Total Liquidity
$220
Cash
Available Credit

### Strong Operating Cash Flows


FY19 Operating Cash Flow (US$m)
500.1
22.7
477.4
Net Operating Cashflows
Working Capital
Operating Cash Flow

### Low Cost Producer


56.4
51.8
FY18
FY19

## Capital Management

### Distributions Since Listing (US$m)


58.0
241.6
108.2
288.0
720.1
FY18 Final Dividend
FY18 Special Dividend
FY19 Interim Dividend
FY19 Capital Return
FY19 Final Dividend
Total Distributions

## Growth

### Curragh Growth Profile (Mt)[a]


12.1
12.5
15.0
FY18
FY19
Growth

### FY20 Blending Target


500kt
FY20

Coronado

FY19 Results Presentation 32

a. 'Growth' reflects forecast production in FY2023 at Curragh

# Disciplined and Targeted Growth Strategy

Coronado achievements in FY19 will underscore the foundations for future growth

## FY19 Achievements

- ✓ Develop an accelerated mine expansion plan for Curragh
- ✓ Secure rail and port infrastructure to support the expansion and planned blending operations
- ✓ Create the debt capacity to support the expansion and underpin our distribution strategy
- ✓ Expand metallurgical coal production and closed the only dedicated thermal coal mine in the Company
- ✓ Redesign the Buchanan mine plan to extend life and improve quality.

## FY20 Key Initiatives

- ❑ Efficiently manage the capital projects that will facilitate the Curragh mine expansion
- ❑ Improve metallurgical coal recovery by 5% at the Curragh plant
- ❑ Add prime digging capacity at Curragh North to capitalise on the acquired Stanwell reserve area
- ❑ Expand our blending operations utilising both purchase coals and US coals to drive improved margins
- ❑ Continue permitting and design work on the Mon Valley (formerly Pangburn-Shaner-Fallowfield) reserve with a 2024/25 development target.

Coronado

FY19 Results Presentation 33

Guidance Coronado is positioned to deliver long term growth, despite short term external headwinds FY2020 Guidance GUIDANCE RANGE Production (Mt) 19.7 – 20.2 Cost ($pt) 55 – 57 Capex ($m) 190 - 210 Payout Ratio (%) 60-100% (Free Cash Flow) FY19 Results Presentation 34

Coronado well positioned to deliver sustainable growth 1. Signs of recovering metallurgical coal pricing aided by supply constraints 2. Significant production growth within current asset portfolio 3. Strong balance sheet coupled with disciplined approach to capital allocation 4. Low capital intensity with stay in business capex fully funded from operating cash flows 5. Over A$1 billion (US$720.1 million) distributed to securityholders since listing in October 2018 FY19 Results Presentation 35

QUESTIONS HY19 Results Presentation 36

# Footnotes

1. All tonnages through this presentation are expressed in metric tonnes. All amounts quoted throughout this presentation are in US$ unless otherwise stated. HY18 values are quoted on a Pro-forma basis throughout this presentation unless otherwise stated. EBITDA throughout this presentation is expressed on an Adjusted basis
2. Australian resources are estimated inclusive of 5.3% insitu moisture. United States resources are estimated on a dry basis. Refer also section headed 2019 JORC Resources and Reserve Statement announced on February 25, 2020 (Located in the Appendix of FY19 Media Release). The amounts outlined in this presentation have been amended for depletion
3. The direct cost of coal operations were previously titled "Cost of Coal Revenues by segment", this has now been retitled "Segment Mining Costs". Segment Mining Costs is calculated on the basis of Cost of Coal Revenues divided by Total Sales Volume
4. Underlying Net Income After Tax is not a performance metric used for internal reporting purposes
5. Financial information provided for HY18 has been issued on a Pro-forma basis
6. FY18 EV/EBITDA is calculated by dividing the Enterprise Value of CRN as at 31 December 2018 by the pro-forma FY18 EBITDA. FY19 EV/EBITDA is calculated by dividing the Enterprise Value of CRN as at 31 December 2019 by the pro-forma FY18 EBITDA.
7. 'Prospectus Dividend Yield' is forecast distribution yield implied at 31 December 2019 as outlined in The Company Prospectus. 'Prospectus Actual' is calculated on the basis of all distributions paid by the Company to date at the IPO price of A$4.00 per CDI. 'FY19 Forecast' is the distribution yield calculated on the basis of the Company's expectation of distributions paid (per CDI) during FY19 divided by the closing price of $3.35 per CDI on 15 February 2019 (theoretical purchase price). 'FY19 Actual' is calculated on the basis of all distribution paid and declared by the Company to date divided by the closing price of $3.35 per CDI on 15 February 2019 (theoretical purchase price).
8. Ratio between Export and Domestic for US Operation has been calculated on the basis of percentage of metallurgical tonnes
9. Installed capacity is calculated on the basis of ~$80 million $100 million of capital expenditure divided by the increase in saleable production of 2.0Mt per annum expansion once complete

Coronado

FY19 Results Presentation 37

Disclaimer The material contained in this presentation is intended to be general background information on Coronado Global Resources (Coronado) and its activities. The information is supplied in summary form and is therefore not necessarily complete. It is not intended that it be relied upon as advice to investors or potential investors, who should consider seeking independent professional advice depending upon their specific investment objectives, financial situation or particular needs. The material contained in this presentation may include information derived from publicly available sources that have not been independently verified. No representation or warranty is made as to the accuracy, completeness or reliability of the information. All amounts are in United States dollars unless otherwise indicated. The presentation of certain financial information may not be compliant with financial captions in the primary financial statements prepared under US GAAP. Refer to Coronado’s 2019 FORM 10-K for the twelve months ended December 31, 2019 available at www.coronadocoal.com.au for details of the basis primary financial statements prepared under US GAAP. This presentation contains statements that constitute “forward-looking statements” within the meaning of Section 21E of the US Securities Exchange Act of 1934. Forward looking statements are statements about matters that are not historical facts. Forward-looking statements appear in a number of places in this presentation and include statements regarding our intent, belief or current expectations with respect to our business and operations, market conditions and results of operations. This report contains forward-looking statements concerning our business, operations, financial performance and condition, the coal, steel and other industries, as well as our plans, objectives and expectations for our business, operations, financial performance and condition. Forward-looking statements may be identified by words such as "may," "could," "believes," "estimates," "expects," "intends," "considers", “forecasts”, “targets” and other similar words that involve risk and uncertai nties. Forward-looking statements provide management's current expectations or predictions of future conditions, events or results. All statements that address operating performance, event s or developments that we expect or anticipate will occur in the future are forward-looking statements. They may include estimates of revenues, income, earnings per share, cost savings, capital expenditures, dividends, share repurchases, liquidity, capital structure, market share, industry volume, or other financial items, descriptions of management’s plans or objectives for future operations, or descriptions of assumptions underlying any of the above. All forward-looking statements speak only as of the date they are made and reflect the company's good faith beliefs, assumptions and expectations, but they are not guarantees of future performance or events. Furthermore, the company disclaims any obligation to publicly update or revise any forward-looking statement, except as required by law. By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include, but are not limited to, a variety of economic, competitive and regulatory factors, many of which are beyond the Company's control, that are described in our Annual Report on Form 10-k with the ASX and SEC on 25 February 2020, as well as additional factors we may describe from time to time in other filings with the ASX and SEC. You may get such filings for free at our website at www.coronadoglobal.com.au. You should understand that it is not poss ible to predict or identify all such factors and, consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties. FY19 Results Presentation 38

Disclaimer 2019 JORC Resource and Reserve Statements In this announcement, references to ore reserves (Reserves) are compliant with the Australasian Code for Reporting of Exploration Results, Mineral Resources and Ore Reserves 2012 (JORC Code) and are measured in accordance with the JORC Code. Information in this ASX Release relating to Reserves and Resources is extracted from information previously published by Coronado and available on the Coronado and ASX websites (2019 JORC Statement located in the appendix of the FY19 Media Release). For details of the Reserves and Resources estimates and the Competent Persons statements, refer to relevant Australian and US Operations sections in the 2019 JORC Statement. Coronado confirms that it is not aware of any new information or data that materially affects the information included in the 2019 JORC Statement, and that all assumptions and technical parameters underpinning the estimates in the 2019 JORC Statem ent continue to apply and have not materially changed. Coronado confirms that the context in which the Competent Persons’ findings are presented have not been materially modified from the 2019 JORC Statement. FY19 Results Presentation 39

Supplementary Information

Reconciliation of Non-GAAP measures This report which incorporates a discussion of results of operations includes references to and analysis of certain non-GAAP measures (as described below) which are financial measures not recognised in accordance with U.S. GAAP. Non-GAAP financial measures are used by the Company and investors to measure operating performance. Management uses a variety of financial and operating metrics to analyse performance. These metrics are significant factors in assessing operating results and profitability. These financial and operating metrics include: (i) safety and environmental metrics; (ii) Adjusted EBITDA, (iii) sales volumes and average realised price per Mt of metallurgical coal sold, which we define as metallurgical coal revenues divided by metallurgical sales volumes; (iv) average mining costs per Mt sold, which we define as mining costs divided by sales volumes; and (v) average operating costs per Mt sold, which we define as operating costs divided by sales volumes. The pro forma reconciliation for the comparative year ended December 31, 2018, presented in the table below, has been derived from the unaudited consolidated pro forma statements of operations included in the Company’s Form 10-K and the Curragh acquisition as if it had occurred on January 1, 2018. Reconciliations of certain forward-looking non-GAAP financial measures, including market guidance, to the most directly comparable GAAP financial measures are not provided because the Company is unable to provide such reconciliations without unreasonable effort, due to the uncertainty and inherent difficulty of predicting the occurrence and the financial impact of items impacting comparability and the periods in which such items may be recognised. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results. FY19 Results Presentation 41

# Reconciliation of Non-GAAP measures

| Consolidated Balance Sheet (US$ Thousands) | December 31, 2019 | December 31, 2018 |
|---|---|---|
| **Assets** | | |
| Current assets: | | |
| Cash and restricted cash | 26,553 | 124,881 |
| Trade receivables | 133,297 | 206,127 |
| Related party receivables | 86,796 | 36,716 |
| Income tax receivable | 8,325 | 12,017 |
| Inventories | 162,170 | 95,103 |
| Other current assets | 44,109 | 40,914 |
| Total current assets | 461,250 | 515,758 |
| Non-current assets: | | |
| Property, plant and equipment, net | 1,632,788 | 1,618,558 |
| Right of use asset – operating leases, net | 62,566 | - |
| Goodwill | 28,008 | 28,008 |
| Intangible assets, net | 5,079 | 5,402 |
| Deposits and reclamation bonds | 12,227 | 11,635 |
| Deferred income tax assets | 2,852 | 11,848 |
| Other non-current assets | 17,512 | 18,355 |
| **Total assets** | **2,222,282** | **2,209,564** |

| Consolidated Balance Sheet (US$ Thousands) | December 31, 2019 | December 31, 2018 |
|---|---|---|
| **Liabilities** | | |
| Current liabilities: | | |
| Accounts payable | 64,392 | 42,962 |
| Accrued expenses and other current liabilities | 238,788 | 243,496 |
| Income tax payable | 29,760 | 9,241 |
| Asset retirement obligations | 10,064 | 7,719 |
| Contingent royalty consideration | 688 | 26,832 |
| Contract obligations | 36,935 | 39,116 |
| Lease liabilities | 29,685 | 1,308 |
| Other current financial liabilities | 5,894 | 7,727 |
| Total current liabilities | 416,206 | 378,401 |
| Non-current liabilities: | | |
| Asset retirement obligations | 121,710 | 118,072 |
| Contract obligations | 204,877 | 253,578 |
| Deferred consideration liability | 174,605 | 155,332 |
| Interest Bearing Liabilities | 330,000 | - |
| Other financial liabilities | 1,546 | 4,073 |
| Lease liabilities | 48,165 | 2,481 |
| Contingent royalty consideration | 855 | 3,371 |
| Deferred income tax liabilities | 64,463 | 38,838 |
| Other non-current liabilities | 977 | 1,610 |
| **Total liabilities** | **1,363,404** | **955,756** |
| **Stockholders' Equity/Members' Capital** | **858,878** | **1,253,808** |

Coronado

FY19 Results Presentation 42

Reconciliation of Non-GAAP measures 2019 2018 2018 Coal revenues 1,705,442 1,500,730 1,814,224 Coal revenues from related parties 468,897 444,870 444,870 Other revenues 41,409 34,904 37,910 Cost of coal revenues 1,047,359 991,994 1,137,500 Depreciation, depletion and amortization 176,461 162,117 184,352 Freight expenses 166,729 117,699 154,521 Stanwell rebate 175,318 127,692 170,819 Other royalties 157,016 181,715 210,958 Selling, general, and administrative expenses 36,062 66,207 29,901 Interest expense, net (39,294) (57,978) (63,623) Loss on debt extinguishment — (58,085) (54,180) Other, net 2,649 (27,216) (3,737) Income tax expense (123,744) (75,212) (118,488) FY19 Results Presentation 43 Net income296,414114,589168,925 Income before tax420,158189,801287,413 Operating income456,803333,080408,953 Total revenues2,215,7481,980,5042,297,004 Consolidated Income StatementDecember 31,December 31,December 31, (US$ Thousands)Pro forma

# Reconciliation of Non-GAAP measures

| Consolidated Statement of Cash Flows (US$ Thousands) | December 31, 2019 | December 31, 2018 |
|---|---|---|
| Cash Flows From Operating Activities: | | |
| Net income | 296,414 | 114,589 |
| Adjustments to reconcile net income to cash and restricted cash provided by operating activities: | | |
| Depreciation, depletion and amortization | 176,461 | 162,351 |
| Reduction in carrying amount of right of use asset - operating leases | 24,403 | — |
| Amortization of deferred financing costs | 4,497 | 5,181 |
| Non-cash interest expense | 19,885 | 9,919 |
| Amortization of contract obligations | (34,794) | (31,870) |
| Loss on disposal of property, plant and equipment | (1,238) | 122 |
| Increase (decrease) in contingent royalty consideration | (13,646) | 8,825 |
| Loss on interest rate swap | — | 3,239 |
| Equity-based compensation expense | 321 | 541 |
| Deferred income taxes | 31,293 | 55,123 |
| Reclamation of asset retirement obligations | (3,456) | (4,743) |
| Change in estimate of asset retirement obligation | — | (234) |
| Changes in operating assets and liabilities: | | |
| Accounts receivable - including related party receivables | 19,071 | (63,126) |
| Inventories | (67,388) | 23,419 |
| Other current assets | (5,062) | (15,057) |
| Accounts payable | 21,351 | 12,684 |
| Accrued expenses and other current liabilities | (4,335) | 81,593 |
| Operating lease liabilities | (25,877) | — |
| Change in other liabilities | 39,526 | 2,197 |
| **Net cash provided by operating activities** | **477,426** | **364,753** |

| Consolidated Statement of Cash Flows (US$ Thousands) | December 31, 2019 | December 31, 2018 |
|---|---|---|
| Cash Flows From Investing Activities: | | |
| Capital expenditures | (183,283) | (114,302) |
| Proceeds from the disposal of property, plant, and equipment | 145 | 66 |
| Purchase of deposits and reclamation bonds | (1,074) | (9,789) |
| Redemption of deposits and reclamation bonds | 482 | 1,443 |
| Acquisition of Curragh, net of cash acquired | — | (537,207) |
| Payment of contingent purchase consideration | — | (6,628) |
| **Net cash used in investing activities** | **(183,730)** | **(666,417)** |
| Cash Flows From Financing Activities: | | |
| Proceeds from interest bearing liabilities and other financial liabilities, net of debt discount | 474,223 | 720,083 |
| Proceeds from interest rate swap | — | 28,251 |
| Payments on interest rate swap | — | (31,490) |
| Debt issuance costs and other financing costs | (4,293) | (42,075) |
| Principal payments on interest bearing liabilities and other financial liabilities | (148,583) | (815,758) |
| Principal payments on finance and capital lease obligations | (1,308) | (1,801) |
| Payment of contingent purchase consideration | (15,002) | (4,922) |
| Dividends paid | (408,046) | — |
| Members' contributions (distributions), net | (288,020) | 112,536 |
| NCI member's contributions | — | 137 |
| Proceeds from initial public offering, net | — | 442,314 |
| **Net cash provided by (used in) financing activities** | **(391,029)** | **407,275** |
| **Net increase (decrease) in cash and restricted cash** | **(97,333)** | **105,611** |
| Effect of exchange rate changes on cash and restricted cash | (995) | (8,799) |
| Cash and restricted cash at beginning of period | 124,881 | 28,069 |
| **Cash and restricted cash at end of period** | **26,553** | **124,881** |
| Supplemental disclosure of cash flow information: | | |
| Cash payments for interest | 5,235 | 39,821 |
| Cash paid for taxes | 61,978 | 23,612 |

Coronado

44

Reconciliation of Non-GAAP measures Net Income Total costs and expenses 296,414 168,926 1,758,945 1,888,051 Add: Depreciation, depletion and Less: Selling, general and administrative amortization 176,461 118,488 expense 36,062 29,901 Add: Interest expense (net of income) 39,294 63,623 Less: Depreciation, depletion and amortization 176,461 184,352 Add: Loss on debt extinguishment - 54,180 Total operating costs 1,546,422 1,673,798 Add: Other foreign exchange gains (1,745) 9,004 Less: Other royalties 157,016 210,958 Add: Income tax expense 123,744 184,351 Less: Stanwell rebate 175,318 170,819 Less: Freight expenses 166,729 154,521 Less: Other non-mining costs 28,920 - Total mining costs 1,018,439 1,137,500 Sales Volume excluding non-produced coal (MMt) 19,654 20,155 FY19 Results Presentation 45 Average mining costs per Mt sold$51.8/t$56.4/t Adjusted EBITDA634,168598,572 For the year ended For the year ended Adjusted EBITDA reconciliationDecember 31,December 31, 20192018 For the year ended For the year ended Mining Costs per tonne reconciliationDecember 31,December 31, 20192018 (US$ Thousands)Pro forma (US$ Thousands)Pro forma

Reconciliation of Non-GAAP measures Total Revenues 1,465,957 749,791 2,215,748 Less: Other revenues 35,669 5,740 41,409 Total coal revenues 1,430,288 744,051 2,174,339 Less: Thermal coal revenues 102,867 47,510 150,377 Metallurgical coal revenues 1,327,421 696,541 2,023,962 Volume of Metallurgical coal sold (Mt) 9,455 6,258 15,713 Total Revenues 1,482,080 814,924 2,297,004 Less: Other revenues 32,527 5,383 37,910 Total coal revenues 1,449,553 809,541 2,259,094 Less: Thermal coal revenues 98,826 51,837 150,663 Metallurgical coal revenues 1,350,727 757,704 2,108,431 Volume of Metallurgical coal sold (Mt) 8,739 7,083 15,821 FY19 Results Presentation 46 Average realised price per Mt of Metallurgical coal sold$154.6/t$107.0/t$133.3/t Realised Pricing reconciliation For the year ended December 31, 2018Australian (Pro forma)OperationsU.S. OperationsConsolidated (US$ Thousands, except for volume data) Average realised price per Mt of Metallurgical coal sold$140.4/t$111.3/t$128.8/t Realised Pricing reconciliation Australian For the year ended December 31, 2019OperationsU.S. OperationsConsolidated (US$ Thousands, except for volume data)

Reconciliation of Non-GAAP measures Total costs and expenses 1,132,790 266,606 247,373 76,152 36,024 1,758,945 Less: Selling, general and administrative expense 495 - - - 35,567 36,062 Less: Depreciation, depletion and amortization 87,272 46,802 28,692 13,263 432 176,461 Total operating costs 1,045,023 219,804 218,681 62,889 25 1,546,422 Less: Other royalties 136,858 (2,342) 19,111 3,389 - 157,016 Less: Stanwell rebate 175,318 - - - - 175,318 Less: Freight expenses 148,769 788 9,125 8,047 - 166,729 Less: Other non-mining costs 23,458 5,462 - - - 28,920 Total mining costs 560,620 215,896 190,445 51,453 - 1,018,439 Sales Volume excluding non-produced coal (MMt) 12.6 4.1 2.5 0.4 - 19.6 FY19 Results Presentation 47 Average mining costs per tonne sold$44.5/t$52.3/t$75.9/t$122.8/t-$51.8/t Mining Costs per tonne reconciliation Other / For the year ended December 31, 2019CurraghBuchananLoganGreenbrierCorporateTotal (US$ Thousands, except for volume data)

Reconciliation of Non-GAAP measures Total costs and expenses 341,173 229,764 86,756 64,919 1,165,439 1,888,051 Less: Selling, general and administrative expense — — — 64,720 (34,819) 29,901 Less: Depreciation, depletion and amortization 43,181 26,465 14,760 177 99,769 184,352 Total operating costs 297,992 203,299 71,996 22 1,100,489 1,673,798 Less: Other royalties 42,272 14,302 5,154 — 149,230 210,958 Less: Stanwell rebate 170,819 — — — — 170,819 Less: Freight expenses 2,280 6,284 2,786 — 143,171 154,521 Less: Other non-mining costs — — — — - - Total mining costs 253,440 182,713 64,056 22 637,269 1,137,500 Sales Volume excluding non-produced coal (MMt) 20.1 4.8 2.6 0.7 - 12.0 FY19 Results Presentation 48 Average mining costs per tonne sold$52.9/t$52.4/t$69.8/t$97.8/t-$56.4/t Mining Costs per tonne reconciliation Other / For the year ended December 31, 2018 (Pro Forma)CurraghBuchananLoganGreenbrierCorporateTotal (US$ Thousands, except for volume data)

Reconciliation of Non-GAAP measures Total costs and expenses 1,132,790 266,606 247,373 76,152 36,024 1,758,945 Less: Selling, general and administrative expense 495 - - - 35,567 36,062 Less: Depreciation, depletion and amortization 87,272 46,802 28,692 13,263 432 176,461 Total operating costs 1,045,023 219,804 218,681 62,889 25 1,546,422 Sales Volume (MMt) 12.8 4.2 2.5 0.4 - 19.9 FY19 Results Presentation 49 Average operating costs per tonne sold$81.6/t$52.2/t$87.1/t$150.1/t-$77.5/t Operating Costs per tonne reconciliation Other / For the year ended December 31, 2019CurraghBuchananLoganGreenbrierCorporateTotal (US$ Thousands, except for volume data)

Contacts Investors: Investors: Media: Matt Sullivan P: +61 412 157 276 Aidan Meka P: +61 428 082 954 Brett Clegg P: +61 487 436 985 FY19 Results Presentation 50